Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

19.    RELATED PARTY TRANSACTIONS

The current portion of amounts due from related parties mainly represents amounts in connection with services provided by the Group to its equity method investees, which arose in the ordinary course of business.

The current portion of amounts due to related parties mainly represents amounts of the reimbursements to Mr. Robin Yanhong Li’s use of an aircraft beneficially owned by his spouse for the Company’s business purposes.

The balances of non-current portion of amounts due from/to related parties as of December 31, 2013 were settled during the year ended December 31, 2014.